SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    Form 8-K


                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                         Date of Report: January 8, 1998



                                   AT&T CORP.


A New York                      Commission File                  I.R.S. Employer
Corporation                        No. 1-1105                     No. 13-4924710




            32 Avenue of the Americas, New York, New York 10013-2412


                         Telephone Number (212) 387-5400

Form 8-K
AT&T Corp.
January 8, 1998


Item 2.  Acquisition or Disposition of Assets.

         See Exhibit 99 to this Form 8-K.

Item 7.  Financial Statements and Exhibits.

         (c)   Exhibits.

               Exhibit 2 Agreement and Plan of Merger Among AT&T Corp., TA Merger Corp. and Teleport Communications Group Inc. Dated as of January 8, 1998

               Exhibit 9 Voting Agreement By and Among AT&T Corp. and Comcast Corporation, Comcast Teleport, Inc., Comcast Communications Properties, Inc., Tele-Communications, Inc., TCI Teleport, Inc., Cox Communications, Inc. and Cox Teleport Partners, Inc. Dated as of January 8, 1998

               Exhibit 10 Registration Rights Agreement Between AT&T Corp. and Tele-Communications, Inc., Cox Communications, Inc. and Comcast Corporation Dated as of
                                 January 8, 1998

               Exhibit 99     AT&T Corp. Press Release issued January 8, 1998.

Form 8-K
AT&T Corp.
January 8, 1998



                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   AT&T CORP.




                                   /s/  Marilyn J. Wasser
                                   -----------------------------------
                                   By:  Marilyn J. Wasser
                                        Vice President and Secretary



January 15, 1998

                                  EXHIBIT INDEX




Exhibit
Number

2         Agreement and Plan of Merger

9         Voting Agreement

10        Registration Rights Agreement

99        AT&T Corp. Press Release issued January 8, 1998